                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      CLEMENTE GLOBAL GROWTH FUND, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                        CLEMENTE GLOBAL GROWTH FUND, INC.
                              152 West 57th Street
                            New York, New York 10019

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 21, 1999

                                 ---------------

         The Annual Meeting of Stockholders of Clemente Global Growth Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York, on May 21, 1999 at 9:30 a.m., New York time, for the following purposes:

         1. To elect seven Fund directors to serve until their successors are duly elected and qualified;

         2. To amend the Fund's Articles of Incorporation to change the name of the Fund to Clemente Strategic Value Fund, Inc.;

         3. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending December 31, 1999;

         4. To consider a proposal to eliminate the fundamental investment policy of the Fund that prohibits investments in other investment companies except in connection with a merger, consolidation, acquisition or reorganization, which proposal the Board of Directors favors;

         5. To consider a shareholder proposal recommending that the Board take the steps necessary to open-end the Fund or otherwise provide full net asset value to shareholders, which proposal the Board of Directors opposes;

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed March 2, 1999 as the record date for the meeting. Only holders of record of the Fund's Common Stock at the close of business on such date will be entitled to notice of, and to vote at, such meeting. The stock transfer books will not be closed.

         A copy of the Fund's Annual Report for the fiscal year ended December 31, 1998 has been previously mailed to stockholders.

                                         By order of the Board of Directors,

                                         William H. Bohnett
                                         Secretary

Dated: April 15, 1999

                                    IMPORTANT

         Unless you expect to be present at the meeting, please fill in, date, sign and mail the enclosed proxy card in the enclosed reply envelope. Your prompt response will assure a quorum at the meeting.

                        CLEMENTE GLOBAL GROWTH FUND, INC.
                              152 West 57th Street
                            New York, New York 10019

                                 ---------------

                                 PROXY STATEMENT
                                       for
                         ANNUAL MEETING OF STOCKHOLDERS
                             to be held May 21, 1999

                                 ---------------

                               GENERAL INFORMATION

         The Board of Directors of the Fund solicits the proxies of the holders of the Fund's Common Stock for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York, on May 21, 1999, at 9:30 a.m., New York time, and at any and all adjournments thereof. A form of proxy is enclosed herewith. The Proxy Statement and the form of proxy were first sent to stockholders on April 15, 1999. Any stockholder who executes and delivers a proxy may revoke it by written communication at any time prior to its use or by voting in person at the Annual Meeting.

         The cost of soliciting the proxies will be borne by the Fund. Directors, officers and regular employees of the Fund may solicit proxies by telephone, facsimile or personal interview. In addition, the Fund has engaged the services of Georgeson & Company Inc., a professional proxy solicitation firm, to solicit proxies from its stockholders. The agreement between the parties provides for solicitation services at an estimated cost of $6,000, plus expenses. The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund's Common Stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund's Common Stock.

         Only holders of issued and outstanding shares of the Fund's Common Stock of record at the close of business on March 2, 1999 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of Common Stock so held. The number of shares of Common Stock outstanding on March 2, 1999 was 5,262,700.

         Copies of the Fund's annual report are available free of charge to any stockholder. Reports may be ordered by writing Clemente Capital, Inc., 152 West 57th Street, New York, New York 10019 or calling (800) 937-5449.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         At its November 20, 1998 special meeting, the Board of Directors of the Fund voted to amend the Fund's by-laws to eliminate staggered terms for directors, thus providing that all directors shall be elected annually. Also, the Board voted to further amend the by-laws to fix the size of the Board at seven and voted to recommend the seven nominees named herein for election by the shareholders. If elected, each nominee has consented to serve as a director of the Fund until their successors are duly elected and qualified. In the event that any of the nominees should become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any nominee who shall be designated by the present Board of Directors. Directors shall be elected by a plurality of the shares voting at the Meeting.

         The information set forth below as to the ages and principal occupations of these nominees, and the number of shares of Common Stock of the Fund beneficially owned by them, directly or indirectly, has been furnished to the Fund by such nominees.

                                    NOMINEES

                                                                                           Number and Percentage
                                                                                           (if over 1%) of Shares of
                                                                                               Common Stock
                                                   Principal Occupation                    Beneficially Owned as of
          Name and Address             Age         During Past Five Years                      March 31, 1999
       ----------------------------- ------ ----------------------------------------- ---------------------------
       *Ronald G. Olin               53     Chairman and Director of the Fund since           125,800+/2.4%
       One West Pack Square,                September 1998;  President and Chief
       Suite 777                            Executive Officer of Deep Discount
       Asheville, NC 28801                  Advisors, Inc., an investment advisory
                                            firm; General Partner of Ron Olin
                                            Investment Management Co.; Director of
                                            The Austria Fund, Inc.

       Gary A. Bentz                 42     Director of the Fund since September                4,600
       One West Pack Square,                1998; Chief Financial Officer and
       Suite 777                            Treasurer of Deep Discount Advisors,
       Asheville, NC 28801                  Inc., an investment advisory firm;
                                            Director of The Austria Fund, Inc.

       Ralph W. Bradshaw             48     Director of the Fund since September                  600
       One West Pack Square,                1998; Treasurer of the Fund since
       Suite 777                            January 1999; Vice President and
       Asheville, NC 28801                  Secretary of Deep Discount Advisors,
                                            Inc., an investment advisory firm;
                                            Director of The Austria Fund, Inc.

       William Clark                 53     Director of Research for Deep Discount              1,600
       One West Pack Square,                Advisors, Inc., an investment advisory
       Suite 777                            firm; Director of The Austria Fund, Inc.
       Asheville, NC 28801

       Phillip Goldstein             54     Director of the Fund since September                1,744++
       60 Heritage Drive                    1998; President of the General Partner
       Pleasantville, NY 10570              of Opportunity Partners, L.P., a
                                            private investment partnership.

       Gerald Hellerman              61     Director of the Fund since September                    0
       10965 Eight Bells Lane               1998; Managing Director of Hellerman
       Columbia, MD 21044                   Associates, a financial consulting
                                            firm; Trustee of Third Avenue Value
                                            Trust.

                                    NOMINEES

                                                                                           Number and Percentage
                                                                                           (if over 1%) of Shares of
                                                                                               Common Stock
                                                   Principal Occupation                    Beneficially Owned as of
          Name and Address             Age         During Past Five Years                      March 31, 1999
       ----------------------------- ------ ----------------------------------------- ---------------------------
        Thomas H. Lenagh              77    Director of the Fund since June 1987;                  1,000
        Greenwich Office Park               Independent Financial Adviser; Director
        Greenwich, CT 06831                 of Gintel Funds, Adams Express, ASD
                                            Group, ICN Pharmaceuticals, Inrad Corp.
                                            and V-Band Corp.

        All Directors and Officers                                                               136,344
        as a Group (9 persons)


----------

* "Interested Person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by reason of such person's ownership and/or control of Fund shares.

+ Deep Discount Advisors, Inc. and Ron Olin Investment Management Co., which are registered investment advisers controlled by Mr. Olin, are the beneficial owners of 1,642,253 shares. Mr. Olin disclaims beneficial ownership of 1,516,453 of said shares.

++Clients and family members of Mr. Goldstein own an additional 8,657 shares, as to which Mr. Goldstein disclaims beneficial ownership.



         In addition to Mr. Bradshaw, Leopoldo M. Clemente, Jr. and William H. Bohnett serve as executive officers of the Fund, as set forth below. Each of the executive officers serves at the pleasure of the Board of Directors.


                    Name and Address         Age      Principal Occupation During Past Five Years
               ---------------------------- ------ ---------------------------------------------------
               Leopoldo M. Clemente, Jr.    60     President of the Fund since June 1987; President
               152 West 57th Street                and Chief Executive Officer of Clemente Capital,
               New York, NY 10019                  Inc. since January 1989; Director of The First
                                                   Philippine Fund Inc. and Philippine Strategic
                                                   Investment (Holdings) Limited.

               William H. Bohnett           50     Secretary of the Fund since June 1987; Partner of
               666 Fifth Avenue                    the law firm of Fulbright & Jaworski L.L.P.
               New York, NY 10103

         The Board of Directors of the Fund held four regular meetings and five special meetings during 1998. All directors attended at least 75% of such meetings. The Audit Committee met twice during 1998. The purpose of the Audit Committee is to advise the full Board with respect to accounting, auditing and financial matters affecting the Fund.

         Directors who are not affiliated with Clemente Capital, Inc. ("Clemente Capital" or the "Adviser") or Wilmington Trust Company ("Wilmington" or the "U.S. Adviser") receive an annual stipend of $8,000 for serving on the Board and its committees, an additional $500 for each Board meeting which they attend and reimbursement for out-of-pocket expenses in connection with their attendance at directors' meetings. The Fund does not pay any pension or other benefits to its directors. For the fiscal year ended December 31, 1998, the following table sets forth compensation received by the Fund's directors from the Fund and The First Philippine Fund Inc., a registered closed-end investment company for which Clemente Capital, Inc., acts as investment adviser.


                                                                                       Total Compensation from
                                                                                       the Fund and The First
                 Name of Director                    Compensation from the Fund        Philippine Fund Inc.
                 ----------------                    --------------------------        --------------------
    Gary A.  Bentz..............................               $1000                           $1000
    Ralph W.  Bradshaw..........................               $1000                           $1000
    Adrian C. Cassidy...........................               $8500                         $18,250
    Robert J. Christian.........................                 -                               -
    Leopoldo M. Clemente, Jr....................                 -                               -
    Lilia C. Clemente...........................                 -                               -
    Phillip Goldstein...........................               $1500                           $1500
    Gerald Hellerman............................               $1000                           $1000
    Thomas H. Lenagh............................               $9500                           $9500
    Sam Nakagama................................               $9500                           $9500
    Ronald G. Olin..............................               $2000                           $2000
    G. Peter Schieferdecker.....................               $8500                           $8500
    Baron J.G.A. Sirtema van Grovestins.........               $7500                           $7500


         The Adviser, which pays the compensation and certain expenses of its personnel who may serve as directors and officers of the Fund, receives an investment advisory fee.

         Fulbright & Jaworski L.L.P., of which William H. Bohnett, the Secretary of the Fund, is a partner, acts as legal counsel to the Fund.

                  THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT
                STOCKHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS
                           PURSUANT TO PROPOSAL NO. 1.

                                 PROPOSAL NO. 2

                   AMENDMENT OF THE ARTICLES OF INCORPORATION
                         TO CHANGE THE NAME OF THE FUND

         The Fund seeks shareholder approval to amend the Fund's Articles of Incorporation to change the name of the Fund to "Clemente Strategic Value Fund, Inc." When it was organized twelve years ago, the focus of the Fund was on the unique investment opportunity to exploit "global growth" through substantial investments outside the United States. Since then, major changes have occurred in world markets and in the nature of the investment opportunities available. The Board of Directors believes that greater flexibility in investment selection would benefit shareholders. The fundamental, stated objective of the Fund is to maximize long-term capital appreciation. "Strategic" decisions to add "value" through repurchases of the Fund's own shares when trading at a discount, a recent and fortuitous shift of the portfolio out of Asia and into the United States market, and seeking approval of the shareholders to purchase other closed-end funds selling at large discounts, are all examples of efforts to improve shareholder results. Furthermore, the Fund's investment advisers have proved very adept at taking advantage of many investment opportunities outside of the "global growth" category. In May 1997, Wilmington Trust Company became an investment adviser to the Fund and the Fund's investment strategy has been to steadily increase the U.S. weighting of the portfolio. In a period of strong U.S. equity markets, this has resulted in stronger Fund performance, with the Fund having total investment returns of 37.6% for 1997 and 36.4% for 1998. For all these reasons the Board feels that a change of the Fund's name to "Clemente Strategic Value Fund, Inc." would be appropriate and better reflect the diverse investment opportunities being pursued by the Fund. A form of the Fund's Amended and Restated Articles of Incorporation are attached to this Proxy Statement as Exhibit A.

         The proposed name change would not change the Fund's fundamental investment objective of seeking long-term capital appreciation, which may only be changed by shareholder vote. As stated above, the new name is intended to signify greater latitude in investing the Fund's assets whether inside or outside the United States. This latitude may include investing in a wider variety and number of U.S. securities than was the case since the Fund's inception in 1987 through May 1997 when Wilmington Trust was added as an adviser for U.S. securities. The Fund will retain the flexibility to invest in non-U.S. stocks and various non-U.S. markets whenever conditions and opportunities so warrant. As of March 30, 1999 the Fund's assets were approximately 50% invested in the U.S. and Canada, 36% in Europe and 14% in the rest of the world.

         Proposal No. 2 requires for passage the affirmative vote of two-thirds of all votes entitled to be cast on the matter.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
               SHAREHOLDERS VOTE "FOR" THE AMENDMENT OF THE FUND'S
                           ARTICLES OF INCORPORATION.

                                 PROPOSAL NO. 3

                        RATIFICATION OF THE SELECTION OF
                             INDEPENDENT ACCOUNTANTS

         By vote of the Board of Directors, including the vote of the non-interested Directors, the firm of PricewaterhouseCoopers LLP has been selected as the Fund's independent accountants for the year ending December 31, 1999. Such selection is being submitted to the stockholders for ratification. The employment of PricewaterhouseCoopers is conditioned on the right of the Fund, by majority vote of its stockholders, to terminate such employment. PricewaterhouseCoopers has acted as the Fund's independent accountants from its inception through December 31, 1998.

         The services to be provided by the Fund's independent accountants include examination of the Fund's annual financial statements and limited review of its unaudited quarterly statements, assistance and consultation in connection with Securities and Exchange Commission and New York Stock Exchange filings, and preparation of the Fund's annual federal and state income tax returns.

         A representative of PricewaterhouseCoopers is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires. This representative will also be available to respond to appropriate questions.

         Proposal No. 3 requires the affirmative vote of a majority of shares voting at the Meeting for passage.

                  THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT
                   STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF
                    PRICEWATERHOUSECOOPERS LLP AS THE FUND'S
                            INDEPENDENT ACCOUNTANTS.

                                 PROPOSAL NO. 4

                   CONSIDERATION OF THE PROPOSAL TO ELIMINATE
                  THE FUNDAMENTAL INVESTMENT POLICY OF THE FUND
              PROHIBITING INVESTMENTS IN OTHER INVESTMENT COMPANIES

         Currently, the Fund's fundamental investment policies provide that the Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization. The Board of Directors proposes that this fundamental policy be eliminated. While approval of the proposal would permit the Fund to invest in the securities of other investment companies, the Fund would remain subject to the limits prescribed by the Investment Company Act of 1940, as amended from time to time (the "1940 Act"). Section 12(d)(1) of the 1940 Act effectively prohibits the Fund from acquiring the securities of another investment company if, after the acquisition, the Fund would own: (i) more than 3% of the outstanding voting stock of the acquired investment company, (ii) securities issued by the acquired investment company having a value in excess of 5% of the Fund's total assets, and (iii) securities issued by the acquired investment company and all other investment companies having a value in excess of 10% of the Fund's total assets.
Section 12(d) provides for certain limited exceptions to these restrictions.

         The Adviser believes that the flexibility to invest in other investment companies could enhance the Fund's ability to achieve its investment objective of long-term growth of capital. Within this type of investment, it is the Fund's current intention to invest primarily in closed-end investment companies trading at discounts to their net asset value. Furthermore, the Fund may enhance its exposure to foreign securities through such investments. In certain markets, direct access by foreign investors (such as the Fund) may be prohibited or restricted, in which case investment through another investment company may be the sole means by which the Fund could gain market exposure in a particular country. By investing in foreign markets via other investment companies, the Fund may also be able to avoid significant transactional or custodial costs.

         Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. As discussed above, the Fund intends to invest principally in closed-end funds which trade at a discount from such fund's net asset value. The Fund does not intend to invest in any investment company that does not meet this criteria unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any applicable premium. As a shareholder in another investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.

         The Board of Directors believes that the proposed elimination of this fundamental investment policy of the Fund is in the best interests of the Fund and its shareholders, and recommends that shareholders vote FOR the proposal. If the proposal is not approved by the Fund's shareholders, the Fund's fundamental investment policies will continue to prohibit investments in other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

         The 1940 Act requires that any change in the Fund's fundamental investment policies be made only by a vote of "a majority of the Fund's outstanding voting securities." The term "a majority of the Fund's outstanding voting securities" is defined by the 1940 Act to mean "the vote, at the annual or a special meeting of the security holders of such company duly called (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is the less."

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE ELIMINATION OF THIS
                         FUNDAMENTAL INVESTMENT POLICY.

                                 PROPOSAL NO. 5

                              SHAREHOLDER PROPOSAL

         A shareholder has submitted the following proposal for inclusion in this Proxy Statement. Such shareholder claims beneficial ownership of more than $2,000 worth of the Fund's Common Stock. The Fund will provide the name and address of the proposing shareholder to any shareholder of the Fund who so requests such information by written or oral request to Ronald G. Olin, c/o Clemente Global Growth Fund, Inc., 152 West 57th Street, New York, New York 10019, telephone number 212-765-0700.

         RESOLVED: The board of directors should take steps to open-end the fund or provide some other means for shareholders to get net asset value for their shares.

Supporting Statement

         Like many shareholders, we bought shares of the fund because Phil Goldstein was trying to get net asset value for shareholders. We were pleased when Goldstein and Ron Olin, another shareholder activist, joined the board. At the time, Olin said, "I believe there is no reason for any closed-end fund to tolerate more than a nominal discount in the price of its shares. Shareholders have a right to demand that their investment returns be placed ahead of all other considerations. That is going to happen through the joint efforts of the major shareholders, the newly reconstituted board and Clemente Capital."

         We have been waiting for some announcement about getting shareholders net asset value but have heard nothing. Olin's promise that things would change has not been fulfilled and the fund still trades at a big discount (recently almost 14%) just like many other closed-end funds. That is a lot more than "nominal." Either Goldstein and Olin have been unable to convince the rest of the board to take the steps needed to get shareholders net asset value or they are not the advocates for shareholders that we thought that they were.

         Either way, shareholders who want net asset value should vote FOR this proposal.

Board of Directors' Position on the Proposal

         The shareholder proposal asks that open-ending or some other means be taken to provide full Net Asset Value (NAV) to those shareholders wishing to leave the Fund. Most of the Directors believe that this is not the most effective means to deliver long-term added value to a majority of shareholders. With two of the nine current directors dissenting, the Board opposes the proposal and agrees with the majority of shareholders who voted in the 1998 annual meeting that open-ending should be rejected in favor of other means of maximizing shareholder value within the closed-end structure. They believe that somewhat more patience is justified in an attempt to reap potentially greater rewards. The goal of this Board is not to pit one shareholder against another, but to establish a balance that satisfies the greatest number of shareholders.

         Different types of investors have their own agendas and their own beliefs. The closed-end structure is fundamentally different from an open-end structure or one that provides NAV on demand. Attempts to deliver NAV immediately to a minority of shareholders who wish to exit the Fund may well destroy or diminish the advantages otherwise enjoyed by the remaining shareholders. For the time being, a majority of the current Board is committed to realizing the potential of the Fund without changing its fundamental nature.

         The major benefits of the closed-end structure to long-term shareholders are threefold: flexibility in managing fund assets, lower expenses, and performance enhancement through profiting from the discount.

         Flexibility in managing fund assets. Unlike open-end funds, closed-end funds are not subject to cash flow disruptions caused by inflows or outflows of capital when shareholders buy new shares or redeem shares. This permits fund management to take a more long-term perspective on investments and may permit a more effective investment strategy. This may in turn produce higher long-term portfolio returns. In addition, cash can be raised to take advantage of anticipated market declines without fear that it will instead have to be used to satisfy the shareholder redemptions in open-end funds that normally accompany market reversals. Less liquid securities, such as other closed-end funds selling at discounts, can be placed in the fund's portfolio without fear that redemptions will require untimely sales to raise capital.

         Lower expenses. Because closed-end funds need not engage in many of the shareholders services normally required of open-end funds and do not have the same marketing and communication activities, costs can be kept to a minimum. Since the Board changed last September, the Directors have found many ways to reduce expenses and are pursuing many more. The Board remains convinced that closed-end funds can be run more cost effectively than open-end funds and that these savings, along with the additional flexibility in managing fund assets, may well permit substantial additional returns to be realized over time as compared with equivalent open-end funds.

         Profiting from the discount. Closed-end funds often sell at discounts, at least part of the time. A fund that purchases its own shares at a discount benefits loyal, long-term shareholders in two ways. First, the net asset value is automatically increased at no additional risk. Second, the supply of shares available for sale at a discount is reduced and this creates price pressure which is likely to reduce the discount (recently as low as 4%) and enhance share value. While the extra liquidity may benefit shareholders who choose to sell their shares, the greatest value of an ongoing buyback program accrues to long-term shareholders. Shareholders who view the fund as a long-term, tax efficient investment may be better off in a closed-end structure at a nominal or moderate discount which fluctuates.

         For all these reasons, a majority of the current Board recommends that shareholders vote AGAINST this shareholder proposal.

Note: The two directors who were elected at the 1998 Annual Meeting of Stockholders support measures designed to benefit long-term shareholders. Nevertheless, because there can be no assurance that such measures will lead to the permanent elimination of the discount, they believe that those shareholders who would like to dispose of their shares at this time should be afforded an opportunity to do so at a price equal to (or close to) net asset value. Therefore, these directors respectfully dissent from the Board's recommendation to oppose this proposal.

Effect of Passage of the Proposal

         Proposal No. 5 requires the affirmative vote of a majority of shares voting at the Meeting for passage. Passage of the Proposal will constitute a recommendation only to the Board of Directors. Any actual conversion of the Fund will require that the Board of Directors decide to pursue such a course of action, followed by an additional vote of the Fund's shareholders. The 1940 Act requires that any conversion of a closed-end investment company to an open-end investment company be by a vote of "a majority of the Fund's outstanding voting securities." The term "a majority of the Fund's outstanding voting securities" is defined by the 1940 Act to mean the vote, at the annual or a special meeting of the security holders of such company duly called (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is the less."

                 THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS
                         VOTE "AGAINST" PROPOSAL NO. 5.

                    THE INVESTMENT ADVISER, THE U.S. ADVISER
                              AND THE ADMINISTRATOR

The Investment Adviser

         Clemente Capital, Inc., the Fund's investment adviser, has its principal office at 152 West 57th Street, New York, New York 10019. Lilia C. Clemente is Chairman and Chief Executive Officer of the Adviser. Leopoldo M. Clemente, Jr., President of the Fund, is President, Chief Investment Officer and a Director of the Adviser. In addition to Mr. and Mrs. Clemente, the Adviser's Directors are: Salvador Diaz-Verson, Jr., President of Diaz-Verson Capital Investments, Inc., an investment advisory firm located in Columbus, Georgia; Robert J. Christian, Chief Investment Officer, Wilmington Trust Company; Irving
L. Gartenberg, Esq., general counsel to the Adviser; and Thomas J. Prapas, Managing Director and Chief Economist for the Adviser. Mrs. Clemente owns approximately 60% of the outstanding Common Stock of the Adviser. The address for Mr. and Mrs. Clemente and Mr. Prapas is 152 West 57th Street, New York, New York 10019. The address for Mr. Diaz-Verson is 1200 Brookstone Centre Parkway, Suite 105, Columbus, Georgia 31904; the address for Mr. Christian is 1100 North Market Street, Wilmington, Delaware 19890; and the address for Mr. Gartenberg is 122 East 42nd Street, 46th Floor, New York, New York 10017. Wilmington Trust Company owns 24% of the outstanding Common Stock of the Adviser.

The U.S. Adviser

         Wilmington Trust Company is a Delaware bank and trust company with principal offices at 1100 North Market Street, Wilmington, Delaware 19890. Wilmington is a wholly-owned subsidiary of Wilmington Trust Corporation, 1100 North Market Street, Wilmington, Delaware 19890.

         Ted T. Cecala is the principal executive officer of Wilmington Trust. The name and principal occupation of each director of Wilmington Trust as of March 23, 1999 were as follows:

          Name of Director                        Occupation


  Ted T. Cecala................... Chief Executive Officer and Chairman of the
                                        Board of Wilmington Trust

  Andrew B. Kirkpatrick, Jr....... Counsel to the law firm of Morris, Nichols,
                                        Arsht and Tunnell

  David P. Roselle................ President of the University of Delaware

  Mary Jornlin-Theisen............ Civic leader

          Name of Director                        Occupation

  Charles S. Crompton, Jr......... Partner in the law firm of Potter,
                                       Anderson & Corroon

  Edward B. du Pont............... Private investor

  Stacey J. Mobley................ Senior Vice President, external affairs,
                                       E.I. Du Pont de Nemours and Company

  Carolyn S. Burger............... Principal of CB Associates, Inc., a
                                       consulting firm

  Robert V.A. Harra, Jr........... President, Chief Operating Officer and
                                       Treasurer of Wilmington Trust

  Leonard W. Quill................ Retired

  Richard R. Collins.............. Chairman of Collins, Inc, a consulting firm

  Hugh E. Miller.................. Retired

  Thomas P. Sweeney............... Partner in the law firm of Richards,
                                       Layton & Finger, P.A.

  H. Stewart Dunn, Jr............. Partner in the law firm of Ivins,
                                       Phillips & Barker

  R. Keith Elliot................. Chairman of the Board and Chief Executive
                                      Officer of Hercules Incorporated

  Robert C. Forney................ Retired

  Rex L. Mears.................... President of Ray S. Mears and Sons, Inc.

  Robert W. Tunnell, Jr........... Managing Partner of Tunnell Companies,
                                      L.P.

  H. Rodney Sharp, III............ Retired


         Each of the above persons may be reached c/o Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890.

The Administrator

         PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware, serves as Administrator of the Fund.

                                  MISCELLANEOUS

         As of the date of this Proxy Statement, management does not know of any other matters that will come before the Meeting. If an attempt is made to bring proposals not described in this Proxy Statement before the Annual Meeting or any adjournment thereof, the proxy holders will, if necessary, use their discretionary authority to vote on such proposals. In the event that any other matter properly comes before the Meeting, the persons named in the enclosed form of proxy intend to vote all proxies in accordance with their best judgment on such matters.

         All shares represented by proxies sent to the Fund to be voted at the Annual Meeting will be voted if received prior to the Meeting. Votes shall be tabulated by the Fund's transfer agent. Abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining votes cast on an issue. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will treated the same as abstentions. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

         Quorum. A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting but which have not been voted.

         In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any or all of the proposals are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.

         The vote required for passage of each of the proposals listed herein and for the election of the directors is listed at the end of each section describing said proposal or election.

                             ADDITIONAL INFORMATION

         As of March 31, 1999, Ron Olin Investment Management Company and Deep Discount Advisers, Inc., both located at One West Pack Square, Suite 777, Asheville, North Carolina 28801, together owned approximately 31% of the outstanding common shares of the Fund. As of such date, no other person owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund.

                               2000 ANNUAL MEETING

         Stockholder proposals meeting the requirements contained in the proxy rules adopted by the Securities and Exchange Commission may, under certain conditions, be included in the Fund's proxy material for an annual meeting of stockholders. Pursuant to these rules, proposals of stockholders intended to be presented at the Fund's 2000 Annual Meeting of Stockholders (expected to be held in late April, 2000) must be received by the Fund on or before December 16, 1999 to be considered for inclusion in the Fund's Proxy Statement and form of proxy relating to that Annual Meeting. Receipt by the Fund of a stockholder proposal in a timely manner does not insure the inclusion of such proposal in the Fund's proxy material. Pursuant to the Fund's advance notice provision contained in its by-laws, proposed matters other than those governed by the foregoing rules must be submitted to the Fund no later than 60 days prior to the meeting.

                                             CLEMENTE GLOBAL GROWTH FUND, INC.

                                             WILLIAM H. BOHNETT
                                             Secretary

Dated: April 15, 1999

            PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD NOW

                       RESULTS OF THE 1998 ANNUAL MEETING

         The Fund held its Annual Meeting on September 23, 1998. At the meeting, the shareholders voted on the election of Fund directors, the ratification of PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending December 31, 1998, and four shareholder proposals, the results of which were as follows:


                                                                                                            ABSTENTIONS
                                                                                                             AND BROKER
                                                 FOR                  AGAINST              WITHHELD          NON-VOTES
                                                 ---                  -------              --------          ---------
PROPOSAL ONE

Election of Directors

     Lilia C. Clemente                         1,044,282                                   179,021
     Baron J.G.A. Sirtema van Grovestins       1,041,277                                   182,026
     Gerald Hellerman                          2,523,086                                    32,547
     Philip Goldstein                          2,515,314                                    40,319

PROPOSAL TWO

Ratification of Independent                    2,867,281               50,937                                 860,716
Accountants

PROPOSAL THREE

Shareholder Proposal to
convert the Fund to an
open-end fund.                                 1,567,582            2,110,180                                  97,577

PROPOSAL FOUR

Shareholder Proposal providing that
the advisory contract with Clemente
Capital, Inc. be terminated.                   1,362,015            2,274,534                                 138,791

PROPOSAL FIVE

Shareholder Proposal
requesting that
the remaining directors resign.                1,368,601            2,243,435                                 163,304

PROPOSAL SIX

Shareholder Proposal
that Phillip Goldstein's proxy
solicitation expenses be
reimbursed.                                    2,540,704            1,067,425                                 167,212


                                       19


                                                                       EXHIBIT A

                  Form of Articles of Amendment and Restatement

                       CLEMENTE STRATEGIC VALUE FUND, INC.

                      ARTICLES OF AMENDMENT AND RESTATEMENT

         Clemente Strategic Value Fund, Inc., a Maryland corporation (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                                      FIRST

         The Corporation desires to amend and restate its Charter as currently in effect pursuant to these Articles of Amendment and Restatement. These
Articles of Amendment and Restatement set forth every Charter provision currently in effect.

                                     SECOND

         The Charter of the Corporation is hereby amended by striking in their entirety Articles FIRST through NINTH, inclusive, and by submitting in lieu thereof the following:

         FIRST:   Name.

         The name of the corporation (which is hereinafter referred to as the "Corporation") is

                       Clemente Strategic Value Fund, Inc.

         SECOND:  Corporate Purposes.

         The purpose for which the Corporation is formed and the business or objects to be carried on and promoted by it are as follows:

                  (1) To operate as and carry on the business of an investment company, and to exercise all the powers necessary or appropriate to the conduct of such operations.

                  (2) To invest in, hold for investment, or reinvest in, securities, including common and preferred stocks; warrants; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality.

                  (3) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any such securities, and to enter into repurchase agreements and forward foreign currency exchange contracts, to purchase and sell futures contracts and options on futures contracts of all descriptions and to engage in all types of hedging and risk management transactions.

                  (4) To exercise all rights, powers and privileges of ownership or interest in all securities, repurchase agreements and other types and kinds of other investments held by the Corporation, including the right to vote thereon and otherwise act with respect thereto, and to do all acts for the preservation, protection, improvement and enhancement in value of all such securities and repurchase agreements.

                  (5) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash, and any interest therein.

                  (6) To borrow money or otherwise obtain credit and in this connection issue notes or other evidences of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Corporation's property; and to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other person and to lend the Corporation's property.

                  (7) To aid by further investment any corporation, company, trust, association, partnership, firm or other person, any obligation of or interest in which is held by the Corporation or in the affairs of which the Corporation has any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association, partnership, firm or other person.

                  (8) In general, to carry on any other business in connection with or incidental to any of the foregoing objects and purposes; to have and exercise all the powers conferred upon corporations by the laws of the State of Maryland as in force from time to time; to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.



                                      -2-

         The Corporation shall have the power to conduct and carry on its business, or any part thereof, and to have one or more offices, and to exercise any or all of its corporate powers and rights, in the State of Maryland, in any other states, territories, districts, colonies and dependencies of the United
States, and in any or all foreign countries.

         The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Corporation.

         THIRD:   Address and Resident Agent.

         The post office address of the principal office of the Corporation in the State of Maryland is:

                  c/o The Corporation Trust Incorporated
                  300 East Lombard Street
                  Suite 1400
                  Baltimore, Maryland 21202

The name and post office address of the resident agent of the Corporation in the State of Maryland is:

                  The Corporation Trust Incorporated
                  300 East Lombard Street
                  Suite 1400
                  Baltimore, Maryland 21202

Such resident agent is a Maryland corporation.

         FOURTH:           Capital Stock.

         The total number of shares of capital stock that the Corporation shall have authority to issue is Twenty-Five Million (25,000,000) shares of Common
Stock (the "Common Stock") par value of one cent ($0.01) per share, all of which shall be of a single class, such shares having an aggregate par value of Two
Hundred and Fifty Thousand Dollars ($250,000).

                  (1) The Board of Directors shall have authority by resolution to classify and reclassify any authorized but unissued shares of capital stock from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of the capital stock.



                                      -3-

                  (2) The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Common
Stock of the Corporation.

                           (a) Each share of Common Stock shall have one vote, and, except as otherwise provided in respect of any class of stock hereafter classified or reclassified, the exclusive voting power for all purposes shall be vested in the holders of the Common Stock.

                           (b) Subject to the provisions of law and any preferences of any class of stock hereafter classified or reclassified, dividends may be paid on the Common Stock of the Corporation at such time and in such amounts as the Board of Directors may deem advisable.

                           (c) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of any class of stock hereafter classified or reclassified having a preference on distributions in the liquidation, dissolution or winding up of the Corporation shall be entitled, together with the holders of any other class of stock hereafter classified or reclassified not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation, to share ratably in the remaining net assets of the Corporation.

                  (3) The Corporation may issue fractional shares. Any fractional share shall carry proportionately the rights of a whole share including, without limitation, the right to vote and the right to receive dividends. A fractional share shall not, however, have the right to receive a certificate evidencing it.

                  (4) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter and the By-Laws of the Corporation.

                  (5) No holder of stock of the Corporation by virtue of being such a holder shall have any right to purchase or subscribe for any shares of the Corporation's capital stock or any other security that the Corporation may issue or sell (whether out of the number of shares authorized by the Charter of the Corporation or out of any shares of the Corporation's capital stock that the Corporation may acquire) other than a right that the Board of Directors in its discretion may determine to grant.



                                      -4-

                  (6) Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a designated proportion of the votes of all classes or of any class of stock of the Corporation, such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the total number of votes entitled to be cast thereon, except as otherwise provided in the Charter of the Corporation.

         FIFTH:   Board of Directors.

                  (1) The number of Directors of the Corporation shall be three, or such other number as may from time to time be fixed in the manner provided in the By-laws of the Corporation, provided that the number of Directors shall not be less than three nor more than fifteen. Except as provided in the By-Laws, the election of Directors may be conducted in any way approved at the meeting
(whether of stockholders or Directors) at which the election is held, provided that such election shall be by ballot whenever requested by any person entitled to vote. The names of the Directors who shall act as such until their successors are duly elected and qualified are as follows:

                                                  RONALD G. OLIN
                                                   GARY A. BENTZ
                                                 RALPH W. BRADSHAW
                                                   WILLIAM CLARK
                                                 PHILLIP GOLDSTEIN
                                                 GERALD HELLERMAN
                                                 THOMAS H. LENAGH

                  (2) In furtherance, and not in limitation, of the powers conferred by the laws of the State of Maryland, the Board of Directors is expressly authorized:

                           (a) To make, alter or repeal the By-Laws of the Corporation, except where such power is reserved by the By-Laws to the stockholders, and except as otherwise required by the Investment Company Act of 1940.

                           (b) From time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the books and accounts of the Corporation, or any of them other than the stock ledger, shall be open to the inspection of the stockholders. No stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by law or authorized by resolution of the Board of Directors or of the stockholders.


                                      -5-

                           (c)      Without the assent or vote of the
                                    stockholders, to authorize the issuance from time to time of shares of the stock of any class of the Corporation, whether now or hereafter authorized, and securities convertible into shares of stock of the Corporation of any class or classes, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable.

                           (d)      Without the assent or vote of the
                                    stockholders, to authorize and issue
                                    obligations of the Corporation, secured and unsecured, as the Board of Directors may determine, and to authorize and cause to be executed mortgages and liens upon the real or personal property of the Corporation.

                           (e) Notwithstanding anything in the Charter of the Corporation to the contrary, to establish in its absolute discretion the basis or method for determining the value of the assets belonging to any class, the value of the liabilities belonging to any class and the net asset value of each share of any class of the Corporation's capital stock.

                           (f) To determine in accordance with generally accepted accounting principles and practices what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation for any purpose, whether annual or any other period;
                                    to set apart out of any funds of the
                                    Corporation reserves for such purposes as it shall determine and to abolish the same; to declare and pay any dividends and distributions in cash, securities or other property from surplus or any funds legally available therefor, at such intervals or on such other periodic basis, as it shall determine; to declare dividends or distributions by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof.

                           (g) In addition to the powers and authorities granted herein and by statute expressly conferred upon it, the Board of Directors is authorized to exercise all powers and do all acts that maybe exercised or done by the Corporation pursuant to the provisions of the laws of the State of Maryland, the Charter and the By-Laws of the Corporation.



                                      -6-

         SIXTH:   Certain Transactions.

                  (1) Notwithstanding any other provision of the Charter of the Corporation, and subject to the exceptions provided in Paragraph (4) of this Article, the types of transactions described in Paragraph (3) of this Article shall require the affirmative vote or consent of the holders of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of each class of stock of the Corporation normally entitled to vote in elections of Directors voting for the purposes of this Article as separate classes, when a Principal Shareholder
(as defined in Paragraph (2) of this Article) is a party to the transaction.
Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the stock of the Corporation otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Corporation and any national securities exchange.

                  (2) The term "Principal Shareholder" shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding shares of any class of stock of the Corporation and shall include any affiliate or associate, as such terms are defined in clause (ii) below, of a Principal Shareholder. For the purposes of this Article, in addition to the shares of stock which a corporation, person or other entity beneficially owns directly, (a) any corporation, person or other entity shall be deemed to be the beneficial owner of any shares of stock of the Corporation (i) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warranties, or otherwise (but excluding stock options granted by the Corporation), or (ii) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (i) above), by any other corporation, person or entity with which it or its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of stock of the Corporation, or which is its "affiliate", or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on April 15, 1987, and (b) the outstanding shares of any class of stock of the Corporation shall include shares deemed owned through application of clauses (i) and (ii) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

                  (3) This Article shall apply to the following transactions:

                           (i)      The merger or consolidation of the
                                    Corporation or any subsidiary of the
                                    Corporation with or into any Principal
                                    Shareholder.

                           (ii)     The issuance of any securities of the
                                    Corporation to any Principal Shareholder for cash.

                           (iii) The sale, lease or exchange of all or any substantial part of the assets of the Corporation to any Principal Shareholder
                                    (except assets having an aggregate fair
                                    market value of less than



                                      -7-

                                    $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

                           (iv)     The sale, lease or exchange to the
                                    Corporation or any subsidiary thereof, in exchange for securities of the Corporation, of any assets of any Principal Shareholder
                                    (except assets having an aggregate fair
                                    market value of less than $1,000,000,
                                    aggregating for the purposes of such
                                    computation all assets sold, leased or
                                    exchanged in any series of similar
                                    transactions with a twelve-month period).

                  (4) The provisions of this Article shall not be applicable to
(i) any of the transactions described in Paragraph (3) of this Article if the Board of Directors of the Corporation shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, or (ii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of Directors is owned of record or beneficially by the Corporation and its subsidiaries.

                  (5) The Board of Directors shall have the power and duty to determine for the purposes of this Article on the basis of information known to the Corporation, whether (i) a corporation, person or entity beneficially owns more than five percent (5%) of the outstanding shares of any class of stock of the Corporation, (ii) a corporation, person or entity is an "affiliate" or "associate" (as defined above) of another, (iii) the assets being acquired or leased to or by the Corporation, or any subsidiary thereof, constitute a substantial part of the assets of the Corporation and have an aggregate fair market value of less than $1,000,000, and (iv) the memorandum of understanding referred to the Paragraph (4) hereof is substantially consistent with the transaction covered thereby. Any such determination shall be conclusive and binding for all purposes of this Article.

         SEVENTH:          Amendments.

                  (1) The Corporation reserves the right from time to time to make any amendment to the Charter of the Corporation, now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in the Charter, of any outstanding stock.

                  (2) Notwithstanding Paragraph (1) of this Article or any other provision of the Charter of the Corporation, no amendment to the Charter shall amend, alter, change or repeal any of the provisions of Articles VII, VIII and IX unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote or consent of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of each class of stock of the Corporation normally entitled to vote in elections of Directors, voting for the purposes of this Article as



                                      -8-

separate classes. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the stock of the Corporation otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Corporation and any national securities exchange.

         EIGHTH:           Contracts.

         The Corporation may enter into any contract with any corporation, firm, partnership, trust or association, although one or more of the Board of Directors or officers of the Corporation may be an officer, director, partner, trustee, shareholder or member of, or have an interest in, such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship or interest, nor shall any person holding such relationship be liable merely by reason of such relationship or interest for any loss or expense to the Corporation under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair to the corporation.

         IN WITNESS WHEREOF, Clemente Strategic Value Fund, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary on this day of May ___, 1999; and its President acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his or her knowledge, information, and belief, and that this statement is made under the penalties for perjury.

ATTEST:                               CLEMENTE STRATEGIC VALUE FUND, INC.

______________________________        By:________________________________ (SEAL)
William H. Bohnett, Secretary         Leopoldo M. Clemente, Jr., President




                                      -9-



                                      PROXY

                        CLEMENTE GLOBAL GROWTH FUND, INC.

         The undersigned stockholder of Clemente Global Growth Fund, Inc. (the
"Fund") hereby constitutes and appoints Ralph Bradshaw and William H. Bohnett, or either of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of the Fund standing in his name on the books of the Fund at the Annual Meeting of Stockholders of the Fund to be held on Friday, May 21, 1999 at 9:30 A.M., New York time, at the offices of Clemente Capital, Inc., 152 West
57th Street, 25th Floor, New York, New York or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof:

The undersigned hereby instructs the said proxies to vote in accordance with the aforementioned instructions with respect to the approval or disapproval of (a) the election of seven Directors, (b) the amendment of the Articles of Incorporation, (c) the ratification of the selection by the Board of Directors of the Fund's independent accountants, (d) the approval of disapproval of a Board proposal, and (e) the approval or disapproval of a shareholder proposal, but, if no such specification is made, (i) to vote for the election of the seven directors nominated by the Fund, (ii) to vote for the amendment of the Articles of Incorporation, (iii) to vote for the ratification of the selection by the Board of Directors of the Fund's independent accountants, (iv) to vote for the Board proposal, (v) to vote against the shareholder proposal, and (vi) to vote in their discretion with respect to such other matters as may properly come before the Meeting.

-------------------------------------------------------------------------------
PROXY SOLICITED ON BEHALF OF CLEMENTE GLOBAL GROWTH FUND, INC.'S BOARD OF
DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS -- May 21, 1999
                                       (To be dated and signed on reverse side)



     / /
Please mark boxes / / or /X/ in blue or black ink.

(A) Election of seven Directors, as set forth below, until their successors are duly elected and qualified:

     Gary A. Bentz, Ralph W. Bradshaw, William Clark, Phillip Goldstein,
            Gerald Hellerman, Thomas H. Lenagh and Ronald G. Olin



         FOR ALL NOMINEES LISTED ABOVE                                             WITHHOLD AUTHORITY

         (except as indicated to the contrary below) / /                           to vote for all nominees listed above / /

    (INSTRUCTION: To withhold authority to vote for an individual, write that nominee's name in the space provided below.)

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

(B)  To amend the Articles of                       FOR          AGAINST      ABSTAIN       (F)  To transact such other business
     Incorporation to change the                    / /            / /          / /              may properly come before the
     name of the Fund to Clemente                                                                Meeting or any adjournment or
     Strategic Value Fund, Inc.;                                                                 adjournment thereof; all set forth
                                                                                                 in the Notice of Annual Meeting,
                                                                                                 dated April 15, 1999, and the
(C)  To ratify the selection by the Board           FOR          AGAINST      ABSTAIN            accompanying Proxy Statement,
     of Directors of PricewaterhouseCoopers         / /            / /          / /              receipt of which is hereby
     LLP as the Fund's independent accountants                                                   acknowledged.
     for the year ending December 31, 1999;

(D)  To approve or disapprove a Board               FOR          AGAINST      ABSTAIN
     proposal to eliminate a fundamental            / /            / /          / /
     investment policy of the Fund
     prohibiting investments in other
     investment companies except in
     connection with a merger,
     consolidation, acquisition or
     reorganization;


(E)  To approve or disapprove a shareholder         FOR          AGAINST      ABSTAIN                IMPORTANT: Signature(s) should
     proposal to recommend the Board of Directors   / /            / /          / /                  correspond with the stencilled
     take the steps necessary to open-end the Fund                                                   name appearing hereon.
     or otherwise provide full net asset value to                                                    When signing in a fiduciary or
     shareholders;                                                                                   representative capacity, give
                                                                                                     full title as such.  When more
                                                                                                     than one owner, each should
                                                                                                     sign.
                                                                                                     Dated:____________________,1999
                                                                                                     _______________________________
                                                                                                     _______________________________
                                                                                                     _______

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.